Third Quarter Earnings Review October 31, 2024 ™

Disclosures 2 Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our goals, plans and projections with respect to our operations, financial position and business strategy. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," “maintain,” "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances, and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the general strength of the economy and other economic conditions affecting consumer preferences and spending, including the availability of credit to the Company's target consumers and to other consumers, impacts from continued inflation, central bank monetary policy initiatives to address inflation concerns and a possible recession or slowdown in economic growth, and (2) the other risks detailed from time to time in the reports filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023, as well as subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Use of Non-GAAP Financial Measures This communication contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis), (2) Adjusted EBITDA (net earnings before interest, taxes, stock-based compensation, depreciation and amortization, as adjusted for special items) on a consolidated and segment basis, (3) Free Cash Flow (net cash provided by operating activities less capital expenditures), and (4) Adjusted EBITDA margin (Adjusted EBITDA divided by total revenue) on a consolidated and segment basis. “Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature or which we believe do not reflect our core business activities. Special items are reported as Other Gains and Charges in our Consolidated Statements of Operations. For the periods presented herein, these special items are described in the quantitative reconciliation tables included in the appendix of this presentation. Because of the inherent uncertainty related to these special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our Company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for, or superior to, GAAP financial measures, and they should be read together with our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. Note that all sources in this presentation are from Company reports and Company estimates unless otherwise noted.

# Q3 Consolidated Highlights

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| | | |
|---|---|---|
| $1,068.9 million<br>Consolidated Revenue<br>+9.2% y/y | $30.9 million<br>Net Income<br>+$26.5 million y/y | $0.55<br>GAAP Diluted EPS<br>+$0.47 y/y |
| 7.4%<br>Lease Charge-Off Rate[1]<br>+40 bps y/y | $116.9 million<br>Adjusted EBITDA[2]<br>+10.3% y/y | $0.95<br>Non-GAAP Diluted EPS[2]<br>+$0.16 y/y |

- Acima **GMV[3] growth (+13% y/y)** continues, with **trade-down increasing**
- Another quarter of **RAC same store sales growth;** completed retail footprint rebalancing
- **Y/Y improvement in RAC's margin profile** – net earnings margin **+90 bps y/y** and Adjusted EBITDA margin[2] **+130 bps y/y**
- **Net Cash Provided by Operating Activities of $106.2 million, an increase of $28.2 million** compared to the prior year quarter
- **Reduced debt by $81 million** in Q3 and ended the quarter with **ABL revolver fully undrawn** (excluding letters of credit)
- **Strong Q3 performance positions Company to achieve FY 2024 guidance targets**

1 Lease Charge-Offs (LCOs) (previously referred to as "skip / stolen losses"): Represents charge-offs of the net book value of unrecoverable on-rent merchandise with lease-to-own customers who are past due. This is typically expressed as a percentage of revenues for the applicable period. For the Rent-A-Center segment, LCOs exclude Get-It-Now and Home Choice locations.
2 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.
3 The Company defines Gross Merchandise Volume (GMV) as the retail value in U.S. dollars of merchandise acquired by the Acima segment that is leased to customers through a transaction that occurs within a defined period, net of estimated cancellations as of the measurement date.

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• GMV increased over 13% y/y in Q3, the fourth consecutive quarter of double-digit GMV growth • Revenues +19.1% y/y, consistent with the 19.0% y/y increase in Q2 2024 • Rentals and fees revenue increased 17.9% y/y and merchandise sales increased 23.5% y/y • Lease charge-offs were 9.2%, improving 20 bps y/y and 40 bps sequentially • Operating profit and net earnings on a GAAP basis were $64.0 million with a net profit margin of 11.3% • Adjusted EBITDA3 was $75.3 million compared to $72.8 million in the prior year period • Adjusted EBITDA margin3 of 13.3%, a 200 bps decrease y/y Q3 Business Segment Highlights Acima Rent-A-Center • Second consecutive quarter of y/y revenue growth • Q3 2024 +1.1% y/y vs. +1.9% y/y in Q2 2024 • Same store sales1 increased 2.6%, improving from a 4.0% decrease in Q3 2023 and in line with the 2.6% increase in Q2 2024 • Same-store lease portfolio value2 remained flat y/y • Lease charge-offs were 4.9%, increasing 60 bps y/y and 70 bps sequentially • Operating profit and net earnings on a GAAP basis were $68.9 million with a net profit margin of 15.0% • Adjusted EBITDA3 was $74.7 million compared to $68.2 million in the prior year period • Adjusted EBITDA margin3 of 16.3%, a 130 bps increase y/y • Completed retail footprint rebalancing with sale of 55 stores in New York area to existing franchisee 1 Same Store Sales (SSS): Same store sales generally represents revenue earned in Rent-A-Center stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer. 2 Same Store Lease Portfolio Value: Represents the aggregate dollar value of the expected monthly rental income associated with current active lease agreements from our Rent-A-Center stores that were operated by us for 13 months or more at the end of any given period. The Company excludes from the same store base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store base in the 30th full month following account transfer. 3 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 4

2024 Strategic Priorities 5 Grow Market Share Expand our retailer relationships and direct to consumer solutions Increase Retention Enhance our product offerings and experience to drive increased engagement and lifetime value for retailers and customers Elevate Digital Capabilities Continuously develop technologies that facilitate seamless interactions between our retailers and customers Operational Synergies Improve business efficiency through optimization of processes, talent, and technology across all brands Enhance Value Proposition Introduce new product categories and customer-centric programs Enhance Productivity Leverage technology to improve processes and grow our business efficiently Optimize Digital Customer Experience Deliver digital solutions that improve the omni-channel experience for our customers Expand Offerings & Financial Access Evaluate new products that provide greater financial access and opportunity for consumers and retailers Efficient Capital Returns Prudently allocate capital across our businesses and initiatives to balance sustainable growth and shareholder returns

# Q3 2024 Consolidated Financial Highlights

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## Q3 2024 Financial Results

- Revenue: $1,068.9 million, +9.2% y/y
- Operating profit: $70.1 million, +$12.0 million y/y
- Net earnings: $30.9 million, +$26.5 million y/y
- Net profit margin: 2.9%, +250 bps y/y
- Adjusted EBITDA[1]: $116.9 million, +10.3% y/y
- Adjusted EBITDA margin[1]: 10.9%, +10 bps y/y
- Diluted EPS: $0.55 compared to diluted earnings per share of $0.08 in Q3 2023
- Non-GAAP Diluted EPS[1]: $0.95 compared to $0.79 in Q3 2023
- Net Cash Provided by Operating Activities: $106.2 million compared to $78.0 million in Q3 2023
- Free Cash Flow[1]: $88.3 million compared to $63.2 million in Q3 2023
- Cash dividend of $0.37 per share

| | Q3 2024 | |
|---|---|---|
| *$'s millions* | **Actual** | **% of Total Revenue** |
| Acima | $566.2 | 53.0% |
| Rent-A-Center | $458.7 | 42.9% |
| Mexico | $19.0 | 1.8% |
| Franchising | $24.9 | 2.3% |
| **Total Revenue** | **$1,068.9** | **100.0%** |

| | Net Earnings (Loss) | Net Profit Margin | Adj EBITDA[(1)] | Adj EBITDA[(1)] Margin |
|---|---|---|---|---|
| Acima | $64.0 | 11.3% | $75.3 | 13.3% |
| Rent-A-Center | $68.9 | 15.0% | $74.7 | 16.3% |
| Mexico | $0.9 | 4.6% | $1.3 | 6.8% |
| Franchising | $4.3 | 17.4% | $4.4 | 17.6% |
| Corporate[2] | $(107.3) | N/A | ($44.7) | N/A |
| Addback: Stock-Based Compensation | | | $5.9 | |
| **Consolidated** | **$30.9** | **2.9%** | **$116.9** | **10.9%** |

(1) Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.
(2) Corporate Net Loss includes Company interest and taxes.

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• GMV increased 13.0% y/y in Q3 2024, led by y/y growth in application volume resulting from expanding retailer network and existing retailer penetration • Q3 revenues of $566.2 million, +19.1% y/y, driven by an 17.9% y/y increase in rentals and fees revenue, in addition to a 23.5% y/y increase in merchandise sales revenue • Lease charge-offs were 9.2%, improving 20 bps year- over-year and 40 bps sequentially • Operating profit and net earnings on a GAAP basis were $64.0 million with a margin of 11.3% • Adjusted EBITDA1 of $75.3 million, with a margin1 of 13.3%, -140 bps sequentially, and -200 bps y/y due primarily to lower gross margins Acima GMV Trend ($M) Acima LCO and Past Due Rates2 Trends Acima Q3 Highlights Financial Results 1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 2 Defined as the average accounts 60+ days past due as a percentage of total open leases. 60+ past due rates normalized to exclude large retailers that are no longer on Acima’s platform. 7

Rent-A-Center Portfolio3,4 ($M) and Same Store Sales Trends Rent-A-Center LCO and Past Due Rates2,3 Trends Rent-A-Center Q3 Highlights Financial Results • Revenue of $458.7 million, +1.1% y/y driven primarily by a 1.0% y/y increase in rentals and fees revenue, partially offset by a 0.4% y/y decrease in merchandise sales • Same store sales increased 2.6% y/y, in line with the 2.6% y/y increase in Q2 2024 • Lease charge-offs 4.9%, 60 bps higher y/y and 70 bps higher sequentially • Operating profit and net earnings on a GAAP basis were $68.9 million with a margin of 15.0% • Adjusted EBITDA margin1 was 16.3%, an improvement of approximately 130 bps y/y due in part to lower non-labor operating expenses Note: Same store sales - Same store sales generally represents revenue earned in Rent-A-Center stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer. 1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 2 Past due rate is defined as the average accounts 30+ days past due as a percentage of total open leases. 3 Portfolio Value and Past Due charts exclude Get-it-Now and Home Choice branded stores. 4 Lease Portfolio Value: Represents the aggregate dollar value of the expected monthly rental income associated with current active lease agreements from our Rent-A-Center stores and e-commerce platform at the end of any given period. 8

Full Year 2024 Guidance 9 Strong Q3 performance positions Company to achieve FY 2024 guidance targets 1. Consolidated includes Acima, Rent-A-Center, Mexico, Franchising and Corporate Segments. 2. Non-GAAP financial measure. See descriptions elsewhere in this presentation. 3. Non-GAAP diluted earnings per share excludes the impact of incremental depreciation and amortization related to the estimated fair value of acquired Acima assets and stock compensation expense associated with the Acima acquisition equity consideration, which was subject to vesting conditions. Current Full Year 2024 Guidance Previous Full Year 2024 Guidance Consolidated Guidance1 (10/31/2024) (8/1/2024) Revenues ($B) $4.20 - $4.30 $4.10 - $4.30 Adj. EBITDA Excluding SBC ($M)2 $470 - $480 $465 - $485 Non-GAAP Diluted Earnings Per Share2,3 $3.75 - $3.90 $3.65 - $4.00 Free Cash Flow ($M)2 $100 - $130 $100 - $130 GMV/Portfolio Growth Revenue Growth Disciplined Underwriting Earnings Growth Capital Allocation Priorities

Capital Allocation & Financial Position Capital Allocation • Distributed quarterly dividend of $0.37 per share, or $1.48 annualized • Focused on reaching long-term target leverage ratio of 1.5x from a combination of Adjusted EBITDA growth and debt reduction • Net leverage ratio1 decreased to 2.6x at the end of Q3 2024 from 2.8x at the end of Q2 2024 • Net debt of $1.2 billion, decreased from $1.3 billion at the end of the prior quarter • $81 million of debt reduction during Q3 2024 • Total liquidity of over $550 million to support strategic priorities, including growth initiatives, dividends, and opportunistic buybacks Balance Sheet & Liquidity ($’s millions) As of 09/30/24 Liquidity $569.6 Cash (unrestricted) $75.2 Revolving Credit Availability $494.4 Total Debt $1,254.5 Net Leverage Ratio (LTM)1 2.6x Interest Coverage Ratio (LTM) 3.3x Dividend Payout Ratio (LTM) 40.4% 10 1 Net leverage ratio is defined as outstanding debt less cash divided by trailing twelve months Adjusted EBITDA, which is a Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.

# Key Takeaways

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## Strong Q3 results

- Y/Y revenue growth at both Acima and RAC
- Four consecutive quarters of double digit GMV growth at Acima
- Continued growth in same store sales at RAC
- 90 bps y/y improvement in RAC net earnings margin and 130 bps y/y improvement in RAC EBITDA margin[1]
- Strong Q3 performance positions Company to achieve FY 2024 targets

## Risk management & disciplined underwriting

- Acima lease charge-offs (LCO) improved 20 bps y/y and 40 bps sequentially
- Targeted refinement at RAC and Acima in response to recent LCO and delinquency trends
- Pivot in response to traditional lenders' risk decisions
- Leverage best practices in risk management across the business segments and remain disciplined in challenging operating environment

## Resilient business model across macroeconomic scenarios

- Differentiated offerings and balanced approach in brick and mortar, staffed and virtual channels
- Enables adaptability for constantly evolving consumer landscape and uncertain macro conditions; capitalizing on trade down opportunity as lenders tighten
- Over 35,000 Acima retailer locations, both online and in-store
- Optimized RAC store count, incl. franchising stores in NY area

## Compelling fundamentals support growth trajectory

- Industry leader with large underserved market
- Free Cash Flow[1] supports investments into new technology, markets, and adjacencies to power future growth
- Beyond reinvesting in the business, capital allocation is focused on dividends and debt reduction supplemented with opportunistic buyback program and targeted M&A

1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.

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Appendix

# Reconciliation of Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

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| *(In thousands)* | Three Months Ended September 30, 2024 Gross Profit | Operating Profit | Earnings Before Income Tax | Tax Expense | Net Earnings | Diluted Earnings per Share |
|---|---|---|---|---|---|---|
| GAAP Results | $ 511,086 | $ 70,059 | $ 44,155 | $ 13,295 | $ 30,860 | $ 0.55 |
| Plus: Special Items[(1)] | | | | | | |
| Acima acquired assets depreciation and amortization[(2)] | — | 14,901 | 14,901 | 3,253 | 11,648 | 0.21 |
| Legal matters[(3)] | — | 11,038 | 11,038 | 2,411 | 8,627 | 0.15 |
| Accelerated stock compensation[(4)] | — | 1,688 | 1,688 | 369 | 1,319 | 0.02 |
| Asset impairments | — | (67) | (67) | (15) | (52) | — |
| Other[(5)] | — | 588 | 588 | 128 | 460 | 0.01 |
| Discrete income tax items | — | — | — | (475) | 475 | 0.01 |
| Non-GAAP Adjusted Results | $ 511,086 | $ 98,207 | $ 72,303 | $ 18,966 | $ 53,337 | $ 0.95 |

(1) Special items are reported as Other Gains and Charges in the Supplemental Segment Performance Details - GAAP included on page 18 of this presentation.

(2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets.

(3) Includes estimated settlement expenses of $7.5 million and related litigation and defense expenses of $3.5 million for regulatory lawsuits with the Consumer Financial Protection Bureau and New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation.

(4) Represents accelerated stock compensation expense related to our letter agreement with the Company's Chief Executive Officer.

(5) Includes shutdown and holding expenses related to store closures of $0.6 million.

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# Reconciliation of Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

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| | Three Months Ended September 30, 2023 | | | | | |
|---|---|---|---|---|---|---|
| *(In thousands)* | Gross Profit | Operating Profit | Earnings Before Income Tax | Tax Expense | Net Earnings | Diluted Earnings per Share |
| GAAP Results | $ 497,166 | $ 58,052 | $ 31,420 | $ 27,057 | $ 4,363 | $ 0.08 |
| Plus: Special Items[(1)] | | | | | | |
| Acima equity consideration vesting[(2)] | — | 9,378 | 9,378 | (17,754) | 27,132 | 0.47 |
| Acima acquired assets depreciation and amortization[(3)] | — | 18,234 | 18,234 | 5,681 | 12,553 | 0.22 |
| Accelerated software depreciation[(4)] | — | 4,609 | 4,609 | 1,436 | 3,173 | 0.06 |
| Legal settlements | — | (95) | (95) | (30) | (65) | — |
| Discrete income tax items | — | — | — | 12 | (12) | — |
| Other[(5)] | — | (3,069) | (3,069) | (956) | (2,113) | (0.04) |
| Non-GAAP Adjusted Results | $ 497,166 | $ 87,109 | $ 60,477 | $ 15,446 | $ 45,031 | $ 0.79 |

(1) Special items are reported as Other Gains and Charges in the Supplemental Segment Performance Details - GAAP included on page 18 of this presentation.

(2) Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(3) Includes amortization expense of approximately $14.3 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million.

(4) Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system that was fully deployed in the third quarter of

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# Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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| | Three Months Ended September 30, 2024 | | | | | |
|---|---|---|---|---|---|---|
| *(in thousands)* | Acima | Rent-A-Center | Mexico | Franchising | Corporate | Consolidated |
| Net earnings (loss) | $ 63,994 | $ 68,923 | $ 884 | $ 4,344 | $ (107,285) | $ 30,860 |
| Plus: Interest expense, net | — | — | — | — | 25,904 | 25,904 |
| Plus: Income tax expense | — | — | — | — | 13,295 | 13,295 |
| Operating profit (loss) | 63,994 | 68,923 | 884 | 4,344 | (68,086) | 70,059 |
| Plus: Depreciation and amortization | 352 | 5,207 | 405 | 36 | 6,770 | 12,770 |
| Plus: Stock-based compensation | — | — | — | — | 5,887 | 5,887 |
| Plus: Special Items[1] | | | | | | |
| Acima acquired assets depreciation and amortization[2] | 10,929 | — | — | — | 3,972 | 14,901 |
| Legal matters[3] | — | — | — | — | 11,038 | 11,038 |
| Accelerated stock compensation[4] | — | — | — | — | 1,688 | 1,688 |
| Asset impairments | — | (67) | — | — | — | (67) |
| Other[5] | — | 588 | — | — | — | 588 |
| Adjusted EBITDA | $ 75,275 | $ 74,651 | $ 1,289 | $ 4,380 | $ (38,731) | $ 116,864 |

(1) Special items are reported as Other Gains and Charges in the Supplemental Segment Performance Details - GAAP included on page 18 of this presentation.
(2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million.
(3) Includes estimated settlement expenses of $7.5 million and related litigation and defense expenses of $3.5 million for regulatory lawsuits with the Consumer Financial Protection Bureau and New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation.
(4) Represents accelerated stock compensation expense related to our letter agreement with the Company's Chief Executive Officer.
(5) Includes shutdown and holding expenses related to store closures of $0.6 million.

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# Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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| (in thousands) | Three Months Ended September 30, 2023 | | | | | |
|---|---|---|---|---|---|---|
| | Acima | Rent-A-Center | Mexico | Franchising | Corporate | Consolidated |
| Net earnings (loss) | $ 58,124 | $ 63,762 | $ 1,124 | $ 3,541 | $ (122,188) | $ 4,363 |
| Plus: Interest expense, net | — | — | — | — | 26,632 | 26,632 |
| Plus: Income tax expense | — | — | — | — | 27,057 | 27,057 |
| Operating profit (loss) | 58,124 | 63,762 | 1,124 | 3,541 | (68,499) | 58,052 |
| Plus: Depreciation and amortization | 420 | 4,421 | 345 | 36 | 7,402 | 12,624 |
| Plus: Stock-based compensation | — | — | — | — | 6,240 | 6,240 |
| Plus: Special Items[1] | | | | | | |
| Acima acquired assets depreciation and amortization[2] | 14,262 | — | — | — | 3,972 | 18,234 |
| Acima equity consideration vesting[3] | — | — | — | — | 9,378 | 9,378 |
| Accelerated software depreciation[4] | — | — | — | — | 4,609 | 4,609 |
| Legal settlements | — | — | — | — | (95) | (95) |
| Other[5] | — | — | — | — | (3,069) | (3,069) |
| Adjusted EBITDA | $ 72,806 | $ 68,183 | $ 1,469 | $ 3,577 | $ (40,062) | $ 105,973 |

(1) Special items are reported as Other Gains and Charges in the Supplemental Segment Performance Details - GAAP included on page 18 of this presentation.
(2) Includes amortization of approximately $14.3 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $4.0 million.
(3) Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.
(4) Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system that was fully deployed in the third quarter of 2024.
(5) Represents interest income on tax refunds for prior years received in 2023.

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Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow Three Months Ended September 30, Nine Months Ended September 30, (in thousands) 2024 2023 2024 2023 Net cash provided by operating activities $ 106,205 $ 77,982 $ 166,666 $ 219,942 Purchase of property assets (17,948) (14,773) (44,192) (36,167) Free cash flow $ 88,257 $ 63,209 $ 122,474 $ 183,775 17

# Supplemental Segment Performance Details – GAAP

**Three Months Ended September 30, 2024**

| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
|---|---|---|---|---|---|---|
| Revenue | | | | | | |
| Rentals and fees | $ 442.5 | $ 417.3 | $ 18.0 | $ — | $ — | $ 877.8 |
| Merchandise sales | 123.3 | 26.7 | 0.7 | — | — | 150.8 |
| Installment sales | — | 14.4 | — | — | — | 14.4 |
| Franchise merchandising sales | — | — | — | 18.2 | — | 18.2 |
| Franchise and royalty fees | — | — | — | 5.9 | — | 5.9 |
| Other | 0.4 | 0.3 | 0.2 | 0.8 | — | 1.8 |
| Total revenue | $ 566.2 | $ 458.7 | $ 19.0 | $ 24.9 | $ — | $ 1,068.9 |

**Three Months Ended September 30, 2023**

| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
|---|---|---|---|---|---|---|
| Revenue | | | | | | |
| Rentals and fees | $ 375.2 | $ 413.1 | $ 18.5 | $ — | $ — | $ 806.8 |
| Merchandise sales | 99.9 | 26.8 | 0.9 | — | — | 127.6 |
| Installment sales | — | 13.4 | — | — | — | 13.4 |
| Franchise merchandising sales | — | — | — | 24.1 | — | 24.1 |
| Franchise and royalty fees | — | — | — | 5.8 | — | 5.8 |
| Other | 0.2 | 0.3 | 0.2 | 0.7 | — | 1.4 |
| Total revenue | $ 475.2 | $ 453.6 | $ 19.6 | $ 30.6 | $ — | $ 979.1 |

**Three Months Ended September 30, 2024**

| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
|---|---|---|---|---|---|---|
| Cost of revenues | | | | | | |
| Cost of rentals and fees | $ 229.2 | $ 108.4 | $ 4.8 | $ — | $ — | $ 342.4 |
| Cost of merchandise sold | 163.1 | 28.3 | 0.5 | — | — | 191.9 |
| Cost of installment sales | — | 5.3 | — | — | — | 5.3 |
| Cost of franchise merchandise sold | — | — | — | 18.3 | — | 18.3 |
| Total cost of revenues | $ 392.2 | $ 142.0 | $ 5.3 | $ 18.3 | $ — | $ 557.8 |

**Three Months Ended September 30, 2023**

| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
|---|---|---|---|---|---|---|
| Cost of revenues | | | | | | |
| Cost of rentals and fees | $ 185.8 | $ 106.0 | $ 5.0 | $ — | $ — | $ 296.8 |
| Cost of merchandise sold | 130.0 | 25.3 | 0.6 | — | — | 155.9 |
| Cost of installment sales | — | 5.1 | — | — | — | 5.1 |
| Cost of franchise merchandise sold | — | — | — | 24.1 | — | 24.1 |
| Total cost of revenues | $ 315.8 | $ 136.4 | $ 5.7 | $ 24.1 | $ — | $ 481.9 |

**Three Months Ended September 30, 2024**

| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
|---|---|---|---|---|---|---|
| Operating expenses | | | | | | |
| Operating labor expense | $ 26.2 | $ 122.0 | $ 4.4 | $ — | $ — | $ 152.6 |
| Non-labor operating expenses | 72.0 | 117.1 | 5.5 | 1.4 | — | 196.0 |
| General and administrative expenses | 0.5 | 3.0 | 2.5 | 0.9 | 44.6 | 51.5 |
| Depreciation and amortization | 0.4 | 5.2 | 0.4 | — | 6.8 | 12.8 |
| Other gains and charges | 10.9 | 0.5 | — | — | 16.7 | 28.1 |
| Total operating expenses | $ 110.0 | $ 247.8 | $ 12.8 | $ 2.3 | $ 68.1 | $ 441.0 |

**Three Months Ended September 30, 2023**

| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
|---|---|---|---|---|---|---|
| Operating expenses | | | | | | |
| Operating labor expense | $ 25.5 | $ 122.0 | $ 4.6 | $ — | $ — | $ 152.1 |
| Non-labor operating expenses | 60.9 | 122.9 | 6.0 | 1.6 | — | 191.5 |
| General and administrative expenses | 0.2 | 4.1 | 2.0 | 1.3 | 46.3 | 53.9 |
| Depreciation and amortization | 0.4 | 4.4 | 0.3 | — | 7.4 | 12.6 |
| Other gains and charges | 14.3 | — | — | — | 14.8 | 29.1 |
| Total operating expenses | $ 101.3 | $ 253.5 | $ 12.8 | $ 3.0 | $ 68.5 | $ 439.1 |

**Three Months Ended September 30, 2024**

| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
|---|---|---|---|---|---|---|
| Capital expenditures | $ 0.2 | $ 10.1 | $ 0.2 | $ — | $ 7.4 | $ 17.9 |

**Three Months Ended September 30, 2023**

| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
|---|---|---|---|---|---|---|
| Capital expenditures | $ 0.1 | $ 6.8 | $ 0.5 | $ — | $ 7.3 | $ 14.8 |

18

# Supplemental Segment Performance Details – Including Non-GAAP Adjustments

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| | Three Months Ended September 30, 2024 | | | | | |
|---|---|---|---|---|---|---|
| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
| Revenue | | | | | | |
| Rentals and fees | $ 442.5 | $ 417.3 | $ 18.0 | $ — | $ — | $ 877.8 |
| Merchandise sales | 123.3 | 26.7 | 0.7 | — | — | 150.8 |
| Installment sales | — | 14.4 | — | — | — | 14.4 |
| Franchise merchandising sales | — | — | — | 18.2 | — | 18.2 |
| Franchise and royalty fees | — | — | — | 5.9 | — | 5.9 |
| Other | 0.4 | 0.3 | 0.2 | 0.8 | — | 1.8 |
| Total revenue | $ 566.2 | $ 458.7 | $ 19.0 | $ 24.9 | $ — | $ 1,068.9 |

| | Three Months Ended September 30, 2024 | | | | | |
|---|---|---|---|---|---|---|
| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
| Cost of revenues | | | | | | |
| Cost of rentals and fees | $ 229.2 | $ 108.4 | $ 4.8 | $ — | $ — | $ 342.4 |
| Cost of merchandise sold | 163.1 | 28.3 | 0.5 | — | — | 191.9 |
| Cost of installment sales | — | 5.3 | — | — | — | 5.3 |
| Cost of franchise merchandise sold | — | — | — | 18.3 | — | 18.3 |
| Total cost of revenues | $ 392.2 | $ 142.0 | $ 5.3 | $ 18.3 | $ — | $ 557.8 |

| | Three Months Ended September 30, 2024 | | | | | |
|---|---|---|---|---|---|---|
| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
| Operating expenses | | | | | | |
| Operating labor expense | $ 26.2 | $ 122.0 | $ 4.4 | $ — | $ — | $ 152.6 |
| Non-labor operating expenses | 72.0 | 117.1 | 5.5 | 1.4 | — | 196.0 |
| General and administrative expenses | 0.5 | 3.0 | 2.5 | 0.9 | 44.6 | 51.5 |
| Depreciation and amortization | 0.4 | 5.2 | 0.4 | — | 6.8 | 12.8 |
| Other gains and charges[1] | — | — | — | — | — | — |
| Total operating expenses | $ 99.0 | $ 247.3 | $ 12.8 | $ 2.3 | $ 51.4 | $ 412.9 |

[1] For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 13 and 15 of this presentation.

| | Three Months Ended September 30, 2024 | | | | | |
|---|---|---|---|---|---|---|
| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
| Capital expenditures | $ 0.2 | $ 10.1 | $ 0.2 | $ — | $ 7.4 | $ 17.9 |

| | Three Months Ended September 30, 2023 | | | | | |
|---|---|---|---|---|---|---|
| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
| Revenue | | | | | | |
| Rentals and fees | $ 375.2 | $ 413.1 | $ 18.5 | $ — | $ — | $ 806.8 |
| Merchandise sales | 99.9 | 26.8 | 0.9 | — | — | 127.6 |
| Installment sales | — | 13.4 | — | — | — | 13.4 |
| Franchise merchandising sales | — | — | — | 24.1 | — | 24.1 |
| Franchise and royalty fees | — | — | — | 5.8 | — | 5.8 |
| Other | 0.2 | 0.3 | 0.2 | 0.7 | — | 1.4 |
| Total revenue | $ 475.2 | $ 453.6 | $ 19.6 | $ 30.6 | $ — | $ 979.1 |

| | Three Months Ended September 30, 2023 | | | | | |
|---|---|---|---|---|---|---|
| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
| Cost of revenues | | | | | | |
| Cost of rentals and fees | $ 185.8 | $ 106.0 | $ 5.0 | $ — | $ — | $ 296.8 |
| Cost of merchandise sold | 130.0 | 25.3 | 0.6 | — | — | 155.9 |
| Cost of installment sales | — | 5.1 | — | — | — | 5.1 |
| Cost of franchise merchandise sold | — | — | — | 24.1 | — | 24.1 |
| Total cost of revenues | $ 315.8 | $ 136.4 | $ 5.7 | $ 24.1 | $ — | $ 481.9 |

| | Three Months Ended September 30, 2023 | | | | | |
|---|---|---|---|---|---|---|
| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
| Operating expenses | | | | | | |
| Operating labor expense | $ 25.5 | $ 122.0 | $ 4.6 | $ — | $ — | $ 152.1 |
| Non-labor operating expenses | 60.9 | 122.9 | 6.0 | 1.6 | — | 191.5 |
| General and administrative expenses | 0.2 | 4.1 | 2.0 | 1.3 | 46.3 | 53.9 |
| Depreciation and amortization | 0.4 | 4.4 | 0.3 | — | 7.4 | 12.6 |
| Other gains and charges[1] | — | — | — | — | — | — |
| Total operating expenses | $ 87.0 | $ 253.5 | $ 12.8 | $ 3.0 | $ 53.7 | $ 410.1 |

[1] For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 14 and 16 of this presentation.

| | Three Months Ended September 30, 2023 | | | | | |
|---|---|---|---|---|---|---|
| *(in millions)* | Acima | Rent-A-Center | Mexico | Franchise | Corporate | Consolidated |
| Capital expenditures | $ 0.1 | $ 6.8 | $ 0.5 | $ — | $ 7.3 | $ 14.8 |

19

Q3 2024 Q2 2024 (in millions) Total Debt $ 1,254.5 $ 1,335.7 Less: Cash (unrestricted) 75.2 72.6 Net Debt 1,179.3 1,263.1 Adjusted EBITDA(1) Q3 2023 106.0 Q4 2023 107.6 107.6 Q1 2024 109.1 109.1 Q2 2024 124.5 124.5 Q3 2024 116.9 Trailing twelve month adjusted EBITDA $ 458.1 $ 447.2 Net Leverage Ratio 2.6 x 2.8 x (1) Additional details of Adjusted EBITDA are included in the Reconciliation of Net Earnings to Adjusted EBITDA (Consolidated and by Segment) tables of our quarterly investor presentations, for their respective periods, which can be found on the Company's investor relations website. Reconciliation of Consolidated Total Leverage Ratio